UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 10, 2023

 ELECTRONIC ARTS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway,	Redwood City,	California	94065-1175
(Address of Principal Executive Offices)			(Zip Code)

(650)	628-1500
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	EA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

At Electronic Arts Inc.'s (the "Company") annual meeting of stockholders, held on August 10, 2023, the stockholders of the Company voted on the following proposals and cast their votes as described below:

1.    Election of Directors. The individuals listed below were elected to serve on the Board until the next annual meeting of stockholders or until his or her successor is elected and qualified.

	For	Against	Abstain	Broker Non-Vote
Kofi A. Bruce	226,190,312	3,278,493	306,892	14,273,628
Rachel A. Gonzalez	222,603,493	6,940,380	231,824	14,273,628
Jeffrey T. Huber	218,604,981	10,932,690	238,026	14,273,628
Talbott Roche	221,761,253	7,776,635	237,809	14,273,628
Richard A. Simonson	217,865,968	11,670,906	238,823	14,273,628
Luis A. Ubiñas	216,809,244	12,728,350	238,103	14,273,628
Heidi J. Ueberroth	226,530,455	3,013,353	231,889	14,273,628
Andrew Wilson	209,825,609	18,364,484	1,585,604	14,273,628

2.    Advisory vote to approve named executive officer compensation.

For	Against	Abstain	Broker Non-Vote
211,651,735	17,533,787	590,175	14,273,628

3.    Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2024.

For	Against	Abstain
223,080,117	20,768,575	200,633

4.    Advisory vote regarding the frequency of holding future advisory votes on the compensation of named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
227,286,884	24,507	2,248,847	215,459	14,273,628

Based on these results, and consistent with the Board's determination, the Company will continue to hold an advisory vote on the compensation of named executive officers every year.

5.    Consider and vote upon a stockholder proposal on termination pay.

For	Against	Abstain	Broker Non-Vote
20,891,433	208,246,143	638,121	14,273,628

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated:	August 14, 2023	By:	/s/ Jacob J. Schatz
Jacob J. Schatz
Chief Legal Officer and Corporate Secretary